SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
January 19, 2024
BREAD FINANCIAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15749	31-1429215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3095 LOYALTY CIRCLE
COLUMBUS, Ohio 43219
(Address and Zip Code of Principal Executive Offices)
(614) 729-4000
(Registrant’s Telephone Number, including Area Code)
NOT APPLICABLE
(Former name or former address, if changed since last report)☐
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFH	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 19, 2024, Bread Financial Holdings, Inc. (the “Company”) closed its previously announced offering (the “Offering”) of $300 million principal amount of additional 9.750% Senior Notes due 2029 (the “Additional Notes”). The Additional Notes were issued at a price of 101% of the principal amount thereof, plus accrued interest from December 22, 2023, for net proceeds of approximately $300 million, after deducting the initial purchasers’ discount but before the Company’s estimated offering expenses. The Company intends to use the net proceeds from the Offering, together with cash on hand, to (i) fund the redemption of $400 million aggregate principal amount of the Company’s outstanding 7.000% Senior Notes due 2026 (the “2026 Notes”) and (ii) pay related fees, premiums and expenses.

The Additional Notes were issued under the indenture (the “Indenture”) dated as of December 22, 2023 among the Company, certain of the Company’s domestic subsidiaries, as guarantors, and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), pursuant to which the Company issued $600 million aggregate principal amount of its 9.750% Senior Notes due 2029 (the “Existing Notes” and, together with the Additional Notes, the “Notes”) on December 22, 2023. The Additional Notes form a single series with, and have the same terms (other than the issue date and initial offering price) as, the Existing Notes. The Notes will mature on March 15, 2029. Interest on the Notes is payable semi-annually in arrears on March 15 and September 15 of each year, beginning on March 15, 2024. The Notes are guaranteed, on a full, joint and several basis, by each of the Company’s domestic subsidiaries that guarantees the Company’s obligations under its existing senior notes and its senior credit facilities.

The Indenture and the Notes are each described in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2023 (the “Prior 8-K”), which is incorporated herein by reference. The summary of the foregoing transactions is qualified in its entirety by reference to the text of (i) the Indenture and (ii) the Form of Note attached as Exhibit A thereto, which were filed as Exhibit 4.1 and Exhibit 4.2, respectively, to the Prior 8-K and are incorporated herein by reference.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give the Company’s expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe its business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements the Company makes regarding, and the guidance it gives with respect to, the Company’s anticipated operating or financial results, future financial performance and outlook, future dividend declarations and future economic conditions.

The Company believes that its expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that are difficult to predict and, in many cases, beyond its control. Accordingly, its actual results could differ materially from the projections, anticipated results or other expectations expressed in this communication, and no assurances can be given that its expectations will prove to have been correct. Factors that could cause the outcomes to differ materially include, but are not limited to, the following: macroeconomic conditions, including market conditions, inflation, rising interest rates, unemployment levels and the increased probability of a recession or prolonged economic slowdown, and the related impact on consumer spending behavior, payments, debt levels, savings rates and other behavior; global political, market, public health and social events or conditions, including ongoing wars and military conflicts; future credit performance of its customers, including the level of future delinquency and write-off rates; loss of, or reduction in demand for services from, significant brand partners or customers in the highly competitive markets in which we compete; the concentration of its business in U.S. consumer credit; increases or volatility in the Allowance for credit losses that may result from the application of the current expected credit loss (CECL) model; inaccuracies in the models and estimates on which we rely, including the amount of its Allowance for credit losses and its credit risk management models; increases in fraudulent activity; failure to identify, complete or successfully integrate or disaggregate business acquisitions, divestitures and other strategic initiatives; the extent to which its results are dependent upon its brand partners, including its brand partners’ financial performance and reputation, as well as the effective promotion and support of its products by brand partners; continued financial responsibility with respect to a divested business, including required equity ownership, guarantees, indemnities or other financial obligations; increases in the cost of doing business, including market interest rates; its level of indebtedness and inability to access financial or capital markets, including asset-backed securitization funding or deposits markets; restrictions that limit the ability of its subsidiary banks, Comenity Bank and Comenity Capital Bank (the “Banks”), to pay dividends to us; pending and future litigation; pending and future legislation, regulation, supervisory guidance and regulatory and legal actions including, but not limited to, those related to financial regulatory reform and consumer financial services practices, as well as any such actions with respect to late fees, interchange fees or other charges; increases in regulatory capital requirements or other support for its Banks; impacts arising from or relating to the transition of its credit card processing services to third party service providers that we completed in 2022; failures or breaches in its operational or security systems, including as a result of cyberattacks, unanticipated impacts from technology modernization projects or otherwise; loss of consumer information due to compromised physical or cyber security; any tax liability, disputes or other adverse impacts arising out of or related to the spinoff of its former LoyaltyOne segment or the bankruptcy filings of Loyalty Ventures Inc. and certain of its subsidiaries; and those factors identified in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its Annual Report on Form 10-K for the year ended December 31, 2022, and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may vary materially from what is projected. Further risks and uncertainties include, but are not limited to, the impact of strategic initiatives on the Company or its business if any transactions are undertaken, and whether the anticipated benefits of such transactions can be realized. In addition, a final CFPB ruling is anticipated in the coming months that, absent a successful legal challenge, could place significant limits on credit card late fees, which would have a significant impact on our business and results of operations for at least the short term and, depending on the effectiveness of the mitigating actions that we may take in response to the final rule, potentially over the long term; we cannot provide any assurance as to when any such rule will be issued, the provisions or effective date of any such rule, the result of any challenges or other litigation relating to such rule, or our ability to mitigate or offset the impact of any such rule on our business and results of operations.

Any forward-looking statements contained in this report speak only as of the date made, and the Company undertakes no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bread Financial Holdings, Inc.

Date: January 19, 2024	By:	/s/ Joseph L. Motes III
Joseph L. Motes III Executive Vice President, Chief Administrative Officer, General Counsel and Secretary